Exhibit 99.1
NON-COMPETITION AGREEMENT
This Restrictive Covenant Agreement (this “Agreement”) is made and entered into as of _________, 2021, by and between Skillz Inc., a Delaware corporation (“Parent”), on the one hand, and ___________ (“Seller”), a resident of the State of [California], on the other hand.
WHEREAS, concurrently with the execution hereof, Parent, Aarki, Inc., a Delaware corporation (the “Company”), Spades Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), Spades Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent (“Merger Sub II” and together with Merger Sub, the “Merger Subs”) and Shareholder Representative Services, LLC, as the Securityholder Representative, are entering into that certain Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) and immediately following, the merger of the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity;
WHEREAS, as an employee and equityholder of the Company, Seller will receive consideration in connection with the consummation of the transactions contemplated by the Merger Agreement and has obtained valuable knowledge and confidential information concerning the business and operations of the Company; and
WHEREAS, in connection with the Merger and as an essential inducement to Parent’s willingness to enter into the Merger Agreement and consummate the transactions contemplated thereby in accordance with the terms and subject to the conditions set forth in the Merger Agreement, and to preserve the value of the business of the Company being acquired by Parent pursuant to the Merger Agreement, the parties hereto desire to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.Consideration. The execution and delivery by Parent of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby in accordance with the terms and conditions therein, including the consideration ultimately received by Seller in connection with the Merger, constitutes adequate consideration for the agreements and covenants of Seller contained herein.

2.Non-Competition. During the period commencing on the Closing Date and ending on the three (3) year anniversary of the Closing Date (the “Term”), other than in connection with employment of Seller with Parent or any of its Affiliates, Seller shall not, directly or indirectly, whether or not for compensation, engage in the Business (as defined below) or have any interest in any Person or business (whether as an employee, security holder, proprietor, officer, director, agent, trustee, consultant, partner, member, adviser or in a similar capacity) which engages in the Business, in the entire world (the “Business Area”); provided, that, during the Term and thereafter, Seller may (i) own shares of any company whose securities are publicly traded, so long as the securities so owned do not constitute more than five percent (5%) of the outstanding securities of such company, and (ii) make passive investments through investment, venture or private equity funds of which Seller does not
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account for more than five percent (5%) of committed capital; provided, further, that Seller may be employed or provide services to a Person or business that is engaged in the Business if Seller’s services to such Person or business do not relate in any material respect to the engagement in or operation in the Business. For purposes of this Agreement, the term “Business” means the development, marketing, operation or provision of any mobile advertising technology (“Ad Tech”) marketing platform, including artificial intelligence-enabled mobile Ad Tech marketing platforms, as presently conducted by the Company (or currently planned by the Company to be conducted in the future).

3.Non-Solicitation of Employees. During the Term, other than in connection with employment of Seller with Parent, the Company or any of their affiliates, Seller shall not, directly or indirectly, solicit for hire or hire or attempt to solicit for hire or hire any person who was an employee of the Company during the 6-month period prior to the date of the Merger Agreement (each a “Covered Employee”) to terminate his or her employment or engagement or to terminate or knowingly breach his or her employment or engagement terms or agreement with Parent or the Company (or, subject to Section 9(a), their permitted successors or assigns); provided, that (x) an advertisement or other general solicitation for employment, in each case not specifically targeted at employees of Parent or the Company, and (y) solicitations of any Covered Employee no longer employed by Parent or the Company or any of its other subsidiaries (or, subject to Section 9(a), their permitted successors or assigns) if such Covered Employee’s employment therewith was terminated by the Company without cause or ended six (6) months or more prior to such solicitation, shall not constitute an impermissible solicitation or inducement hereunder.

4.Non-Solicitation of Customers and Suppliers. During the Term, other than in connection with employment of Seller with the Buyer, the Company or any of their affiliates, Seller shall not, directly or indirectly, solicit, knowingly (i) interfere with, or (ii) induce, or attempt to induce, any present customer, subscriber or supplier of the Company as of the date of the Merger Agreement (a) to cease doing business in whole or in part, intentionally alter in any material respect, terminate or knowingly breach his, her or its relationship or agreement with Parent or the Company (or its successors) or (b) for the purpose of engaging in the Business.

5.Injunctive Relief. The parties hereto agree that irreparable damage, for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. It is accordingly agreed that (a) the parties hereto will be entitled to seek an injunction, specific performance or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 9(e) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of injunctive relief is an integral part of this Agreement and without that right, neither Parent nor Seller would have entered into this Agreement. The parties hereto acknowledge and agree that any party pursuing an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5 will not be required to provide any bond or other security in connection with any such order.

6.Separate Covenants. The parties hereto agree that (i) the covenants of Seller set forth in this Agreement constitute a material inducement for Parent to execute, deliver and consummate the
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Merger Agreement, (ii) such covenants are an integral and essential element of the transactions contemplated by the Merger Agreement and are necessary to protect and preserve the Company’s, and Parent’s and its subsidiaries’, legitimate business interests, (iii) but for such covenants, Parent would not have entered into the Merger Agreement and (iv) irreparable harm would result to Parent and its subsidiaries as a result of a violation or breach (or potential violation or breach) by Seller of this Agreement. Seller acknowledges and agrees that the restrictions contained in this Agreement are reasonable for the purpose of preserving for Parent and its subsidiaries’ benefit the proprietary rights, going business value and goodwill of the business of the Company. However, should a determination nonetheless be made by a court of competent jurisdiction at a later date that the character, duration or geographic scope of this Agreement is unreasonable in light of the circumstances as they then exist, then it is the intention and the agreement of the parties hereto that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the conduct of Seller which are reasonable in light of the circumstances as they then exist and as are necessary to assure Parent of the intended benefit of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because, taken together, they are more extensive than necessary to assure Parent of the intended benefit of this Agreement, it is understood and agreed by the parties hereto that those of such covenants which, if eliminated, would permit the remaining separate covenants to be enforced in such proceeding shall, for the purpose of such proceeding, be deemed eliminated from the provisions hereof.

7.Confidentiality. During the Term, Seller shall (a) hold in confidence all, and shall not to disclose to any unauthorized Person any Confidential Information, including all such information and documents of the Company that Parent is acquiring pursuant to the Merger Agreement and (b) shall not use the Confidential Information for its benefit or the benefit of any other Person (other than the Company or Parent). For purposes of this Agreement, "Confidential Information" means any and all Company and Company subsidiary proprietary information, technical data, inventions or discoveries (whether patentable or not), know-how and trade secrets, business practices, methods, techniques, or processes that: (x) derive independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (y) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Confidential Information includes, but is not limited to: (i) methods for developing and commercializing cellular-based solutions; (ii) processes, methods, techniques, applications and procedures, including without limitation all formulae, algorithms and models, used by the Company in creating or deriving products and services; (iii) product formulations, strategies and plans for future business, new business, product or other development, new and innovative product ideas, potential acquisitions or divestitures, and marketing plans and strategies; (iv) information with respect to costs, commissions, fees, profits, sales, markets, sales methods and financial information; (v) the identity of the Company’s customers, specific customer needs and requirements and leads and referrals to respective customers; (vi) the identity of other employees and independent contractors, their respective salaries or fees, bonuses, benefits, relative qualifications and abilities (“Personnel Information”), and (vi) manuals or any other documents embodying the Company’s practices and policies that include trade secrets or any other information identified as Confidential Information in this Section 7; provided, that Confidential Information does not include information that (x) enters the public domain or is otherwise generally known in the industry in which the Company operates, other than through Seller’s breach of Seller’s obligations under any agreement
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with the Company or Parent, including this Agreement, (y) is independently developed by Seller without the use of Confidential Information of the Company, or (z) becomes known to Seller, or his Affiliates, employees or representatives, on a non-confidential basis from a third party that, to Seller's knowledge, is not otherwise bound by a confidentiality agreement with Parent or any of its subsidiaries, or the Company, or any of their respective representatives, under circumstances not involving any breach of any contractual, legal, fiduciary or confidentiality obligation. Seller acknowledges and agrees that Confidential Information can be in any form: oral, written or machine readable, including electronic files. Seller shall promptly notify Parent if Seller discloses Confidential Information in contravention of this Agreement, which notice shall provide reasonable detail as to the circumstances of such disclosure. Notwithstanding the foregoing, Seller may disclose, and shall not be held liable under this Agreement or any applicable Law for making any disclosure of, any Confidential Information (a) to a government official or an attorney for purposes of reporting a suspected violation of Law or regulation, or in a court filing under seal, (b) in the event that Seller is requested or required by judicial or governmental action to disclose any Confidential Information, provided that Seller first gives (to the extent lawful) Parent reasonable prior written notice (email being sufficient) of such request or requirement and reasonably cooperates with Parent (at Parent's sole cost and expense) in seeking a protective order or confidential treatment for any such disclosure if requested to do the same, (c) in or in connection with any dispute under this Agreement or the Merger Agreement or the transactions contemplated thereby or to assert any right of such Person hereunder or thereunder, (d) with the consent of Parent. In addition, nothing contained in this Agreement prohibits or prevents Seller from filing a charge with or participating, testifying or assisting in any investigation, hearing, whistleblowing proceeding or other proceeding before any federal, state or local government agency (e.g., EEOC, NLRB, SEC, etc.). Under the federal Defend Trade Secrets Act of 2016, Seller shall not be held criminally or civilly liable under any federal or state trade secret Law for the disclosure of a trade secret that: is made (a) (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of Law; (b) to Seller’s attorney in relation to a lawsuit for retaliation against Seller for reporting a suspected violation of Law; or (c) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
8.Representations and Warranties. Seller represents and warrants to Parent as follows:
(a)Seller has the requisite power and authority to execute and deliver this Agreement;
(b)this Agreement has been duly executed and delivered by Seller and constitutes a valid, legal and binding agreement of Seller, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies;
(c)no notices to, filings with or authorizations, consents or approvals of any Governmental Authority are necessary for the execution, delivery or performance by Seller of this Agreement; and
(d)none of the execution, delivery and performance by Seller of this Agreement will (i) constitute (with or without due notice or lapse of time or both) a default (or give rise to any
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right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material contract to which Seller is a party or (ii) violate any Applicable Law applicable to Seller.

9.Miscellaneous.

(a)Benefit and Assignment. Neither this Agreement nor any of the rights, interests or obligations of either party hereto hereunder may be assigned without the prior written consent of the other party hereto. Any attempted assignment by either party without the other party’s prior written consent will be of no force and effect. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any Person not a party to this Agreement.

(b)Entire Agreement. This Agreement (together with the rights of the parties hereto under the Merger Agreement and in connection with the transactions contemplated thereby), and the terms and conditions of employment entered into between Seller (in his capacity as an employee of Parent) and Parent, on the date hereof, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and the understandings between the parties with respect to such subject matter, provided, that no provisions relating to intellectual property and proprietary assignment in any prior agreement shall be superseded (and that Seller shall continue to be subject to such provisions contained therein). In the event of an ambiguity or question of intent or interpretation arises with respect to this Agreement, the terms and provisions of the execution version of this Agreement will control, and prior drafts of this Agreement and the documents referenced herein will not be considered or analyzed for any purpose (including in support of parol evidence proffered by any Person in connection with this Agreement), will be deemed not to provide any evidence as to the meaning of the provisions hereof or the intent of the parties with respect hereto and will be deemed joint work product of the parties.

(c)Amendment, Waiver, Termination. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the party against which enforcement of such amendment or waiver is sought. No waiver of any provision hereunder or any breach or default thereof will extend to or affect in any way any other provision or prior or subsequent breach or default. Notwithstanding anything herein to the contrary, if the Merger Agreement is terminated prior to the occurrence of the Closing thereunder, then this Agreement automatically shall terminate and be of no further force or effect.

(d)Governing Law. This Agreement, and any Action of any kind whatsoever, including a counterclaim, cross-claim, or defense, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory, that may be based upon, arising out of or related to this Agreement or the negotiation, execution or performance of this Agreement will be governed by and construed in accordance with the internal laws of the State of California applicable to agreements executed and performed entirely within such State without regard to conflicts of law principles of the State of California or any other jurisdiction that would cause the laws of any jurisdiction other than the State of California to apply.
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(e)Submission to Jurisdiction. Each of the parties irrevocably agrees that any Action of any kind whatsoever, including a counterclaim, cross-claim, or defense, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory, that may be based upon, arising out of or related to this Agreement or the negotiation, execution or performance of this Agreement brought by any other party or its successors or assigns will be brought and determined only in the federal or state courts sitting in the State of California, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Action arising out of or relating to this Agreement. Each of the parties agrees not to commence any Action relating thereto except in the courts described above in California, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in California as described herein, and no party will file a motion to dismiss any action filed in a state or federal court in the State of California, on any jurisdictional or venue-related grounds, including the doctrine of forum non-conveniens. Each party hereby irrevocably consents to the service of any and all process in any such Action by delivery of such process in the manner provided in Section 9(f) and agrees not to assert (by way of motion, as a defense or otherwise) in any Action any claim that service of process made in accordance with Section 9(f) does not constitute good and valid service of process.
(f)Notices. All notices, requests, demands, claims and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when received if personally delivered; (ii) if transmitted by electronic mail; (iii) the Business Day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and (iv) five (5) Business Days after the date mailed by certified or registered mail, postage prepaid, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to the Seller at the address set forth on the signature page hereto or Parent at P.O. Box 445, San Francisco, California 94104, Attn: Legal (or such other address as each party provides in writing to the other party after the date hereof).
(g)Fees, Costs and Expenses. All legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses.
(h)Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(i)Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and will in no way restrict or otherwise modify any of the terms or provisions hereof.

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(j)Further Assurances. From time to time, as and when reasonably requested by any party hereto and at such requesting party’s expense, the other party hereto will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take, or cause to be taken, all such further or other actions as may reasonably be necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.

(k)Counterparts. This Agreement, and any amendments hereto, may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same instrument. Any counterpart, to the extent signed and delivered by means of .pdf or other electronic transmission, will be treated in all manner and respects as an original contract and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. No party hereto or to any such contract will raise the use of a facsimile machine, .pdf or other electronic transmission to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of.pdf or other electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

(l)Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(m)Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement as in effect on the date hereof.

(Signature Page Follows)
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IN WITNESS WHEREOF, the undersigned have executed this Non-Competition Agreement effective as of the date first above written.

SKILLZ INC.

By:
Name:
Title:

    [Signature Page to Non-Competition Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Non-Competition Agreement effective as of first above written.

SELLER

By:
Name:
Title:

Seller Address:
______________________________
______________________________

    [Signature Page to Non-Competition Agreement]

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